OMB APPROVAL
OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden hours per response...5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2008
MarketAxess Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
140 Broadway, 42nd Floor
New York, New York 10005

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by MarketAxess Holdings Inc. (the “Company”) on March 6, 2008 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.
     As previously announced, on March 5, 2008, the Company acquired Greenline Financial Technologies, Inc., an Illinois corporation (“GFT”) (the “Acquisition”), pursuant to a Stock Purchase and Investment Agreement, dated March 5, 2008 (the “Purchase Agreement”), by and among MarketAxess Technologies Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Buyer”), GFT, the Sellers party thereto (the “Sellers”) and the Sellers’ Representative party thereto. Under the terms of the Purchase Agreement, the Buyer acquired all of the outstanding capital stock of GFT and approximately ten percent of the outstanding capital stock of TradeHelm, Inc., a Delaware corporation that was spun out from GFT immediately prior to the Acquisition. The aggregate consideration paid by the Buyer to the Sellers was $35,000,000 in cash and 725,923 shares of common stock of the Company. In addition, the Sellers are eligible to receive up to an aggregate of $3,000,000 in cash, subject to GFT attaining certain earn-out targets set forth in the Purchase Agreement. The cash portion of the purchase price is subject to a post-closing adjustment based on the net working capital of GFT on the closing date, on customary terms.
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired.
     The audited consolidated financial statements of GFT as of and for the year ended December 31, 2007 are filed as Exhibit 99.1 to this amendment and are incorporated herein by reference.
(b) Pro forma financial information.
     The unaudited pro forma financial information of the Company for the year ended December 31, 2007 and for the three months ended March 31, 2008 is attached as Exhibit 99.2 to this amendment and is incorporated herein by reference.
(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of GFT as of and for the year ended December 31, 2007.

99.2	Unaudited Pro Forma Financial Information of the Company for the year ended December 31, 2007 and for the three months ended March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: May 16, 2008	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX
Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of GFT as of and for the year ended December 31, 2007.

99.2	Unaudited Pro Forma Financial Information of the Company for the year ended December 31, 2007 and for the three months ended March 31, 2008.